Subsequent events	6 Months Ended
Sep. 30, 2021
Subsequent events.
Subsequent events

12   Subsequent events

Vodafone Egypt

On 10 November 2021, the Group announced that it had agreed to transfer its 55% shareholding in Vodafone Egypt to its subsidiary, Vodacom Group Limited (‘Vodacom’).

The total consideration is €2,365 million of which approximately €1,892 million will be settled by the issue of 242 million new ordinary Vodacom shares to Vodafone at an issue price of ZAR 135.75 per share; the remaining €473 million will be settled in cash. As a result, Vodafone’s ownership in Vodacom will increase from 60.5% to 65.1%.

Under the terms of the sale and purchase agreement, the cash element of the Purchase Consideration will be adjusted for any movement in the net debt and agreed working capital of Vodafone Egypt between signing and closing. Completion of the transaction is subject to a number of regulatory approvals, but is expected to close before 31 March 2022.

Share buyback programme

On 17 November 2021, the Group announced that it had commenced a new irrevocable and non-discretionary share buyback programme. The programme will further reduce the issued share capital of Vodafone to partially offset the increase in the issued share capital as a result of the maturing of the first tranche of the subordinated Mandatory Convertible Bonds. Goldman Sachs will serve as the principal and will decide on the timing of share purchases. The programme, which commences on 18 November 2021 and will end no later than 8 March 2022, will repurchase no more than 433,662,325 ordinary shares and the maximum amount allocated for purchases is £540 million.